Exhibit 10.2

LICENSE AGREEMENT

AGREEMENT dated as of March 28, 2002 by and among Universal Studios, Inc. (“USI,” formally known as MCA Inc.), Universal City Studios, Inc. (“UCSI”), Universal City Property Management Company II (“UNICO”) and Universal City Development Partners, LP (“UCDP, LP”).

WITNESSETH:

WHEREAS, pursuant to the Second Amended and Restated Agreement of Limited Partnership of UCDP, LP dated as of July 27, 2000 by and between Universal City Florida Holding Co. II, as general partner, and Universal City Florida Holding Co. I, as limited partner (the “PARTNERSHIP AGREEMENT”), UniCo for certain limited purposes licensed and agreed to cause its affiliates to license to UCDP, LP certain intellectual property rights and USI agreed to guarantee such obligations and performances of such affiliates;

WHEREAS, on March 28, 2002, UCDP, LP intends to enter into an amendment to the Amended and Restated Credit Agreement dated as of November 5, 1999 (as amended from time to time, the “AMENDED AGREEMENT”) with the Banks party thereto and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent and as Collateral Agent;

WHEREAS, the Amended Agreement will contain certain representations by UCDP, LP with respect to its owning, possessing, or holding under valid licenses all material Intellectual Property Rights that are necessary for the operation of the Theme Parks (as each of those terms are defined in the Amended Agreement);

WHEREAS, UCSI is the owner of certain trademarks, service marks and trade names using “Universal” and “Universal Studios” (the “MARKS”), and UCDP, LP acknowledges UCSI’s ownership of the Marks and desires a license to use the same; and

WHEREAS, pursuant to an Islands License Agreement dated October 31, 1995 and a Studio License Agreement dated October 31, 1995 (collectively, the “LICENSE AGREEMENTS”), USI’s predecessor and UCSI for certain limited purposes licensed and caused to be licensed certain intellectual property rights, respectively, to Universal City Development Partners and Universal City Florida Partners, both of which subsequently converted to Delaware limited partnerships, UCDP, LP and UCFP, LP, respectively. UCFP, LP and UCF Ltd., LP, a Delaware limited partnership, then merged into UCDP, LP;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. License. Each of UniCo, USI and UCSI hereby confirms that pursuant to the Partnership Agreement, it has licensed and caused its affiliates to license to UCDP, LP certain rights with respect to the name “Universal” as described in Section 2 of the Partnership Agreement and those “proprietary and creative elements” as described in Section 8 of the Partnership Agreement including, without limitation, those such rights arising under the contracts set forth on Schedule A hereto, which license shall in each case and instance be upon the applicable terms set forth in and subject to the terms and provisions of the Partnership Agreement which is deemed incorporated herein by reference.

2. Effect of License Agreements. This agreement shall supersede the License Agreements.

3. Governing Law. This Agreement shall be interpreted and governed by the laws of the State of New York.

4. Assignment. The rights granted to UCDP, LP hereunder may be assigned to any successor entity of UCDP, LP or any successor owner of Universal Orlando.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date above written.

UNIVERSAL STUDIOS, INC., a Delaware corporation

By:	/s/ Karen Randall
	Name:	Karen Randall
	Title:	Director

UNIVERSAL CITY STUDIOS, INC., a Delaware corporation

By:	/s/ Karen Randall
	Name:	Karen Randall
	Title:	Director

UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware corporation

By:	/s/ Robert K. Gault, Jr.
	Name:	Robert K. Gault, Jr.
	Title:	President

UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership

By:	UNIVERSAL CITY FLORIDA HOLDING CO. II, a Florida general partnership, its general partner

	By:	UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a Delaware corporation, a general partner

		By:	/s/ Robert K. Gault, Jr.
			Name:	Robert K. Gault, Jr.
			Title:	President

	By:	BLACKSTONE UTP CAPITAL PARTNERS A L.P., a Delaware general partnership, a general partner

	By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C., a Delaware limited liability company, its general partner

		By:	/s/ Neil P. Simpkins
			Name:	Neil P. Simpkins
			Title:	Member

By:	BLACKSTONE UTP CAPITAL PARTNERS L.P., a Delaware general partnership, a general partner

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ Neil P. Simpkins
		Name:	Neil P. Simpkins
		Title:	Member

By:	BLACKSTONE UTP OFFSHORE CAPITAL PARTNERS L.P., a Delaware general partnership, a general partner

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ Neil P. Simpkins
		Name:	Neil P. Simpkins
		Title:	Member

By:	BLACKSTONE FAMILY MEDIA PARTNERSHIP III L.P., a Delaware general partnership, a general partner

By:	BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III L.L.C., a Delaware limited liability company, its general partner

	By:	/s/ Neil P. Simpkins
		Name:	Neil P. Simpkins
		Title:	Member